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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 22, 2001
                Date of Earliest Event Reported: August 16, 2001


                      LIBERTY SATELLITE & TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                     0-21317                 84-1299995
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)


                             7600 EAST ORCHARD ROAD
                                 SUITE 330 SOUTH
                               ENGLEWOOD, CO 80111
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (303) 268-5440

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ITEM 5.  OTHER EVENTS.

         See Exhibit 7(a) to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following exhibits are being filed with this Form 8-K:

         (a) Press Release issued August 16, 2001 by Liberty Satellite & Technology, Inc.

         (b) Purchase Agreement by and among Liberty Satellite and Technology, Inc., Liberty AEG, Inc. and for certain limited purposes, Liberty Media Corporation, dated as of August
                  16, 2001.

         (c) Purchase Agreement by and among Liberty Satellite & Technology, Inc. and certain subsidiaries of Liberty Media Corporation and for certain limited purposes, Liberty Media Corporation dated as of August 16, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             LIBERTY SATELLITE & TECHNOLOGY, INC.
                             (Registrant)


Date: August 22, 2001        By:     /s/ Kenneth G. Carroll
                                -----------------------------------------
                             Name:    Kenneth G. Carroll
                             Title:   Senior Vice President, Chief Financial
                                      Officer and Treasurer


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